                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           THE LAMSON & SESSIONS CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               LAMSON & SESSIONS

                            25701 Science Park Drive
                             Cleveland, Ohio 44122
                                 (216) 464-3400

                                                                  March 29, 2004

To Our Shareholders:

     On behalf of the Board of Directors and management of Lamson & Sessions, I cordially invite you to attend the 2004 Annual Meeting of Lamson's shareholders to be held on Friday, April 30, 2004, at 9:00 a.m., local time, at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115.

     At this meeting, shareholders are expected to elect four directors for a three-year term ending in 2007 and to approve Lamson's 1998 Incentive Equity Plan (As Amended and Restated as of April 30, 2004).

     In addition, there will be a report on current developments in the Company and an opportunity for questions of general interest to shareholders.

     It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the envelope provided or give your proxy by telephone or over the Internet by following the instructions on the proxy card.

                                            Sincerely,

                                            /s/ John B. Schulze

                                            JOHN B. SCHULZE
                                            Chairman of the Board
                                            and Chief Executive Officer

                               LAMSON & SESSIONS

                            25701 Science Park Drive
                             Cleveland, Ohio 44122
                                 (216) 464-3400

                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 30, 2004

     Notice is hereby given that the Annual Meeting of Shareholders of The Lamson & Sessions Co. will be held at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115 on April 30, 2004, beginning at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

     1. The election of four directors in Class I for three-year terms expiring in 2007;

     2. Approval of The Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended and Restated as of April 30, 2004); and

     3. Any other business as may properly come before the Annual Meeting or any adjournment thereof.

     If you were a shareholder of record at the close of business on March 4, 2004, you are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     By order of the Board of Directors.

                                            /s/ John B. Schulze

                                            JOHN B. SCHULZE
                                            Chairman of the Board
                                            and Chief Executive Officer

March 29, 2004

                             ---------------------

     IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND, SO THAT YOUR VOTE WILL BE COUNTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY, USING THE RETURN ENVELOPE ENCLOSED, OR GIVE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

                               LAMSON & SESSIONS

                            25701 Science Park Drive
                             Cleveland, Ohio 44122
                                 (216) 464-3400

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2004

                 DATE OF THE PROXY STATEMENT -- MARCH 29, 2004

                              GENERAL INFORMATION

INFORMATION ABOUT THE ANNUAL MEETING

     Our Annual Meeting will be held on Friday, April 30, 2004, at 9:00 a.m., local time, at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you this Proxy Statement and the enclosed proxy card because Lamson's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. If you own Lamson common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Lamson's Shareholder Relations Department at (216) 464-3400. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and which is designed to assist you in voting your shares. On or about March 29, 2004, we began mailing these proxy materials to all shareholders of record at the close of business on March 4, 2004.

WHAT YOU MAY VOTE ON AT THE ANNUAL MEETING

     1. The election of four directors in Class I, with terms expiring in 2007; and

     2. Approval of The Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended and Restated as of April 30, 2004), (the "1998 Plan").

     The Board recommends that you vote FOR each of the nominees for director and FOR the 1998 Plan (As Amended and Restated as of April 30, 2004).

INFORMATION ABOUT VOTING

     Shareholders can vote on matters presented at the Annual Meeting in four ways:

     (a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the nominees for director. If you do not indicate instructions on the card, your shares will be voted FOR the election of the directors.

     (b) By Telephone. After reading the proxy materials and with your proxy and voting instruction form in front of you, you may call the toll-free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number from your proxy and voting instruction form. This number will identify you and the Company. Then you can follow the simple instructions that will be given to you to record your vote.

     (c) Over the Internet. After reading the proxy materials and with your proxy and voting instruction form in front of you, you may use your computer to access the Web site http://www.votefast.com. You will be prompted to enter your Control Number from your proxy and voting instruction form. This number will identify you and the Company. Then you can follow the simple instructions that will be given to you to record your vote.

     (d) In Person. You may come to the Annual Meeting and cast your vote there.

     The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

     You may revoke your proxy at any time before it is exercised by sending a written notice of revocation to Lamson's Secretary, James J. Abel, prior to the Annual Meeting.

     Each share of Lamson common stock is entitled to one vote. As of March 4, 2004, there were 13,787,145 shares of common stock outstanding.

CUMULATIVE VOTING

     Notice that cumulative voting is desired must be given to the President, a Vice President or the Secretary of Lamson at least forty-eight hours before the Annual Meeting. At the start of the Annual Meeting, Lamson's Chairman or Secretary or the shareholder giving such notice must announce notice was given that cumulative voting is desired. If the notice is properly given, each shareholder will have the right to cumulate his or her voting power and cast all of his or her votes for one or more of the nominees. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them so as to elect as many as possible of the four nominees for Class I.

INFORMATION REGARDING TABULATION OF THE VOTE

     Lamson's policy is that all proxies, ballots and votes tabulated at a meeting of the shareholders are confidential. Representatives of National City Bank will tabulate votes and act as Inspectors of Election at the Annual Meeting.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. Under Lamson's Amended Code of Regulations, if shareholders holding 75% of the voting power are present in person or by proxy, a quorum will exist to elect directors at the meeting. For all other business that may be properly conducted at the Annual Meeting, the holders of common stock entitled to exercise two-thirds of the voting power of the Company, present in person or by proxy, shall constitute a sufficient quorum. Abstentions are counted as present for establishing a quorum but broker non-votes are not. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

     The holders of a majority of the voting power represented at the Annual Meeting, whether or not a quorum is present, may adjourn the meeting without notice other than by announcement at the meeting of the date, time and location at which the meeting will be reconvened.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

  Election of Directors

     The four nominees for director receiving the greatest number of votes will be elected at the meeting. Abstentions and broker non-votes will have no effect on the result of the vote on the election of directors.

  Amendment to the 1998 Plan

     Two-thirds (or 66.67%) of all the votes cast at the meeting will be required to approve the amendment to the 1998 Plan.

OTHER MATTERS

     The Board of Directors does not know of any other matter which will be presented at the Annual Meeting other than the election of directors discussed in this Proxy Statement. The Proxy Statement for our Annual Meeting of Shareholders held on April 30, 2003 stated that any shareholder proposal intended to be presented at the 2004 Annual Meeting must be received by the Company not later than November 28, 2003 for inclusion in this Proxy Statement. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such proposal in their discretion.

REVOCATION OF PROXY

     If you give a proxy (either by mailing your proxy card, by telephone or over the Internet), you may revoke it at any time before it is exercised by giving notice to Lamson's Secretary in writing prior to the Annual Meeting.

COSTS OF PROXY SOLICITATION

     Lamson will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telegram, telephone or personal interview by an officer or regular employee of the Company. Lamson will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies, and reimburse them for expenses. In addition, Lamson has also retained Georgeson Shareholder Communications, Inc.

to aid in the distribution and solicitation of proxies and has agreed to pay Georgeson a fee of approximately $6,500, plus reasonable expenses.

                INFORMATION ABOUT LAMSON COMMON STOCK OWNERSHIP

     The following table sets forth as of December 31, 2003 (except as otherwise noted), all persons we know to be "beneficial owners" of more than five percent of Lamson's common stock. This information is based on Schedules 13G/A, Schedule 13F and Form 4 reports filed with the Securities and Exchange Commission ("SEC") by each of the individuals or firms listed in the table below. If you wish, you may obtain these reports from the SEC.

                                         AMOUNT AND
                                         NATURE OF
           NAME AND ADDRESS              BENEFICIAL    PERCENT
         OF BENEFICIAL OWNER            OWNERSHIP(1)   OF CLASS
         -------------------            ------------   --------
Gabelli Funds, Inc., et al               2,067,800(2)   14.99%
c/o Gabelli Asset Management, Inc.
  One Corporate Center
  Rye, New York 10580


Farhad Fred Ebrahimi                     1,633,500(3)   11.85%
  475 Circle Drive
  Denver, Colorado 80206


Dimensional Fund Advisors Inc.             897,400(4)    6.51%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401


The Lamson & Sessions Co. Investment       860,856(5)    6.24%
  Trust for Retirement Trusts
  25701 Science Park Drive
  Cleveland, Ohio 44122

---------------

(1) "Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Lamson common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

(2) Mario J. Gabelli, Marc J. Gabelli and various entities which either one directly or indirectly controls or for which either one acts as chief investment officer reported the ownership of such shares on a Schedule 13F, which was filed with the SEC on February 17, 2004.

(3) Farhad Fred Ebrahimi reported the beneficial ownership of such shares on a Form 4, which was filed with the SEC on January 8, 2004. The reporting person claims beneficial ownership of all such shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, reported the beneficial ownership of such shares on a Schedule 13G/A which was filed with the SEC on February 6, 2004. All of such shares are held in four investment companies and certain other commingled group trusts and separate accounts, as to all of which Dimensional serves as investment advisor or manager. Dimensional disclaims beneficial ownership of all such shares.

(5) INVESCO Asset Management Limited and INVESCO North American Holdings, Inc., on behalf of The Lamson & Sessions Co. Investment Trust for Retirement Trusts reported the ownership of such shares on a Schedule 13G/A, which was filed with the SEC on March 18, 2004.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

  Nominees for Directors

     The Board of Directors has ten members and is divided into three classes. At least a majority of the Board must satisfy the independence criteria established by the SEC and the New York Stock Exchange (the "NYSE"). Class I currently consists of four members, and Classes II and III currently consist of three members each. A single class of directors is elected by the shareholders annually for a three-year term. The terms of the following Class I directors expire at the Annual Meeting: James T. Bartlett, Francis H. Beam, Jr., Martin J. Cleary and D. Van Skilling. For election as Class I directors at the Annual Meeting, the Governance, Nominating and Compensation Committee has recommended, and the Board of Directors has approved, the re-nomination of Mr. Bartlett, Mr. Beam, Mr. Cleary and Mr. Skilling to serve as directors for the three-year term of office which will expire at the Annual Meeting of Shareholders in 2007. Although Mr. Skilling has reached the Company's mandatory retirement age of 70, the Board has asked Mr. Skilling to serve for an additional term so that the Company may continue to benefit from his knowledge and background. Each director elected will serve until the term of office of the class to which he is elected expires and until the election and qualification of his successor.

     The directors to be elected will be elected by a plurality of the votes cast for directors. It is the intention of the persons named in the enclosed proxy to vote such proxy as specified and, if no specification is made, to vote such proxy for the election of Messrs. Bartlett, Beam, Cleary and Skilling as Class I directors. The Board of Directors recommends that you vote FOR the four nominees for director.

     The Board of Directors has no reason to believe that the persons nominated will not be available to serve. In the event that a vacancy among such original nominees occurs prior to the Annual Meeting, shares of common stock of Lamson (the "Common Shares") represented by the proxies so appointed will be voted for a substitute nominee or nominees designated by the Board of Directors and for the remaining nominees.

     Listed below are the names of the four nominees for election to the Board of Directors in Class I, and those continuing directors in Classes III and II, who have previously been elected to terms which will expire in 2005 and 2006, respectively. Also listed is the year in which each individual first became a director of the Company, the individual's principal occupation, information relating to the individual's beneficial ownership of Common Shares of the Company as of March 19, 2004 and certain other information, based in part on data submitted by the directors. Except for Mr. Schulze and Mr. Abel, who beneficially own 5.80% and 2.83%, respectively, of the Company's Common Shares, no director or nominee beneficially owns as much as one percent of the Company's Common Shares. All directors and officers as a group beneficially own 16.27% of the Company's Common Shares.

                      NOMINEES FOR ELECTION AT THE MEETING

                                                                                         COMMON
            NAME, AGE                                                    YEAR FIRST      SHARES
       PRINCIPAL OCCUPATION                                               BECAME A    BENEFICIALLY
         AND BUSINESS(1)                    OTHER DIRECTORSHIPS           DIRECTOR      OWNED(2)
       --------------------                 -------------------          ----------   ------------
CLASS I: TERM EXPIRES IN 2007 IF ELECTED AT THE ANNUAL MEETING
James T. Bartlett (66)               Keithley Instruments, Inc.           1997            57,660
  Advising Director, Primus          Oglebay Norton Company
  Venture Partners (Private
  investment firm)

Francis H. Beam, Jr. (68)            None                                 1990            35,857
  Retired President, Pepper
  Capital Corp. (Venture capital
  firm)

Martin J. Cleary (68)                Guardian Life Insurance              1989            43,000
  Retired President and Chief          Company of America
  Operating Officer, The Richard     CBL & Associates Properties, Inc.
  E. Jacobs Group (Real estate
  developer)

D. Van Skilling (70)                 First American Corporation           1989            90,628
  Retired Chairman and Chief         American Business Bank
  Executive Officer, Experian        McDATA Corporation
  Information Solutions, Inc.
  (Supplier of credit, marketing
  and real estate information and
  decision support systems)

                              CONTINUING DIRECTORS

CLASS III: TERM EXPIRES IN 2005
James J. Abel (58)                   None                                 2002         450,217
  Executive Vice President,
  Secretary, Treasurer and Chief
  Financial Officer of the Company

A. Malachi Mixon, III (63)           Invacare Corporation                 1990         109,654
  Chairman of the Board and Chief    The Sherwin Williams Company
  Executive Officer, Invacare        Cleveland Clinic Foundation
  Corporation (Manufacturer and
  distributor of home healthcare
  products)

John B. Schulze (66)                 None                                 1984         924,057(3)
  Chairman of the Board, President
  and Chief Executive Officer of
  the Company

                              CONTINUING DIRECTORS

                                                                                         COMMON
            NAME, AGE                                                    YEAR FIRST      SHARES
       PRINCIPAL OCCUPATION                                               BECAME A    BENEFICIALLY
         AND BUSINESS(1)                    OTHER DIRECTORSHIPS           DIRECTOR      OWNED(2)
       --------------------                 -------------------          ----------   ------------
CLASS II: TERM EXPIRES IN 2006
John C. Dannemiller (65)             US Bancorp                           1988            76,964
  Retired Chairman, Applied
  Industrial Technologies
  (Distributor of bearings, power
  transmission components and
  related products)

George R. Hill (62)                  None                                 1990            79,804
  Senior Vice President, The
  Lubrizol Corporation (Full
  service supplier of performance
  chemicals and systems to
  worldwide transportation and
  industrial markets)

William H. Coquillette (54)          None                                 1997            43,010
  Partner, Jones Day (Law firm)

All present directors and                                                              2,593,099
  executive officers as a group
  (17 persons)

---------------

(1) Each director and nominee either has held the position shown or has had other executive positions with the same employer or its subsidiary for more than five years.

(2) Includes the following number of Common Shares which are not owned of record but which could be acquired by the individual within 60 days after January 20, 2004 upon the exercise of outstanding options under the Company's stock option plans: Mr. Schulze -- 635,000; Mr. Abel -- 284,000 and all other directors and executive officers as a group -- 627,252.

(3) Includes shares held jointly or in the name of the director's spouse, minor children, or relatives sharing his home, reporting of which is required by applicable rules of the SEC. Unless otherwise indicated, or in the case of joint ownership, the listed individuals possess sole voting power and sole investment power with respect to such shares. The figure for Mr. Schulze includes 30,700 shares owned by his wife, to which he has disclaimed beneficial ownership. No other director or executive officer has disclaimed beneficial ownership of any shares.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors oversees the business and affairs of Lamson and monitors the performance of management. The independent directors meet in executive session without management on a regular basis. The Board met six times during 2003.

     The Board has two committees: the Audit Committee and the Governance, Nominating and Compensation Committee. Each committee reports to the Board at the next meeting of the Board following a committee meeting. The Audit Committee and the Governance, Nominating and Compensation Committee held five and two meetings, respectively, in 2003.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     THE AUDIT COMMITTEE: The Audit Committee consists solely of independent directors (as currently required by the NYSE listing standards). Messrs. Beam (Chairman) and Cleary and Dr. Hill currently are the members of the Audit Committee. The functions of the Audit Committee include (i) appointing, retaining, overseeing and terminating the Company's independent auditors, both external and internal, and pre-approving all auditing and non-auditing services to be performed by the independent auditors, (ii) reviewing the independence of the independent auditors, (iii) reviewing the proposed audit programs (including both independent and internal audits) and the results of the independent and internal audits, (iv) reviewing and evaluating the adequacy of the Company's systems of internal accounting controls, (v) reviewing the recommendations of the independent auditors, (vi) reviewing the quarterly and annual financial statements of the Company prior to the filing of such statements with the SEC and, (vii) reviewing such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit Committee, in its own discretion, may deem desirable in connection with the review functions described above. The functions of the Audit Committee are more fully described in its charter (which was approved by the Board of Directors), the full text of which is attached as Appendix A to this Proxy Statement. Before the date of the Annual Meeting, the Company will post the Committee's charter on its Web site at www.lamson-sessions.com via the Investor Relations page. The Audit Committee meets privately with the independent auditor groups for both internal and external audits and, the Company's management at each of its meetings.

     THE GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE: The Governance, Nominating and Compensation Committee consists solely of independent directors (as currently required by NYSE listing standards). Messrs. Skilling (Chairman), Bartlett, Beam, Dannemiller and Mixon currently are the members of the Governance, Nominating and Compensation Committee. The Governance, Nominating and Compensation Committee considers all material matters relating to the compensation policies and practices of the Company, and administers the Company's incentive plans and base salary policies as they relate to the executive officers of the Company. The Governance, Nominating and Compensation Committee also (i) reviews and recommends candidates for election to the Board of Directors, (ii) recommends whether incumbent directors should be nominated for re-election to the Board, and (iii) recommends directors for appointment to any committee of the Board.

     The Governance, Nominating and Compensation Committee will consider any nominee recommended by a shareholder of the Company. A resume of the candidate's business experience and background should be directed in writing to the attention of Lamson's Secretary, 25701 Science Park Drive, Cleveland, OH 44122. The Company requires that at least a majority of its directors satisfy the independence criteria established by the NYSE and any applicable SEC rules. The Governance, Nominating and Compensation Committee also is responsible for developing and recommending corporate governance principles applicable to the Board in compliance with rules and regulations of the NYSE and the SEC. The functions of the Governance, Nominating and Compensation Committee are more fully described in its charter (which was approved by the Board of Directors). Before the date of the Annual Meeting, the Company will post the Committee's charter on its Web site at www.lamson-sessions.com via the Investor Relations page.

COMMUNICATIONS WITH THE BOARD

     Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Secretary, The Lamson & Sessions Co.,

25701 Science Park Drive, Cleveland, OH 44122. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All communications are compiled by the Secretary and forwarded to the Board or, if appropriate, a committee of the Board or the individual director(s).

COMPENSATION OF LAMSON'S DIRECTORS

     Directors who are employees of Lamson do not receive any separate fees or other remuneration for serving as a director of the Board. For fiscal year 2003, non-employee directors were each paid an annual retainer of $15,000 for their service on the Board of Directors, and received an additional fee of $1,500 for each Board meeting and $2,500 for each Board Committee meeting attended. Each of the Chairmen of the Audit Committee and the Governance, Nominating and Compensation Committee received an additional annual fee of $5,000. Directors may also participate in the Company's Deferred Compensation Plan for Non-Employee Directors (the "Plan"), under which directors may elect to defer their annual retainers and meeting fees. Under this Plan, deferred fees may be invested by the trustee, at a director's option, in either a money market fund or Common Shares of the Company. If a director elects to have this deferred compensation invested in Common Shares of the Company, the director will receive an additional sum equal to 25% of the deferred amount in the form of restricted shares issued from the 1998 Plan.

     Lamson's non-employee directors are provided with certain retirement and death benefits under the Company's Outside Directors' Benefit Program (the "Program"). All non-employee directors who have completed an aggregate of one year of continuous service are eligible to participate. The Program generally provides for normal retirement benefits payable upon retirement and completion of five years of continuous service. The Program also contains provisions for early retirement benefits, vested deferred retirement benefits, a "change in control" of the Company, disability retirement benefits and survivors' benefits upon the death of a participant. Participants in the Program or their beneficiaries are eligible to receive benefits in an amount equal to the annual retainer being paid to the participant for service as a non-employee director at the time he ceases to be a non-employee director, with such adjustments as are necessary based on the date of retirement or death. Retirement or death benefits under the Program are payable for a ten-year period on a quarterly basis, commencing upon the date of retirement or death. Either the participant, the participant's beneficiary or the Company can elect that such retirement or death benefits be paid in an actuarially-equivalent, lump-sum payment.

     NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN: Lamson's Non-Employee Directors Stock Option Plan (the "Directors Plan"), approved by the Company's shareholders in 1994, authorizes the grant of options to non-employee directors for the purchase of Common Shares. The Directors Plan provided that each year on the Monday following the Annual Meeting of Shareholders, each individual elected, re-elected or continuing as a non-employee director automatically would receive a nonqualified option to purchase 2,000 Common Shares. The exercise price for such options was the average of the high and low prices at which the Common Shares traded on the NYSE on the date of grant. Options became exercisable one year after the date of grant and would expire ten years after the date of the grant. The Directors Plan will expire on April 22, 2004, and the proposed amendment to the 1998 Plan would provide for future grants to directors. As of January 3, 2004, there were options outstanding under the Directors Plan representing 123,000 shares of the Company's Common Stock. The options outstanding under the Directors Plan may be exercised pursuant to the terms of the stock option agreements, which expire on or before May 5, 2013.

     Options granted under the Directors Plan to a non-employee director must be exercised within 36 months of retirement as a director or within 12 months from the date a director resigns due to disability. Upon the death of a non-employee director, the director's legal representative or heirs will have twelve months from the date of death to exercise his stock options. However, in no event will options be exercisable after the expiration of the 10-year option period.

     If a director resigns, or ceases to serve as a non-employee director for any reason other than retirement, disability or death, only those options exercisable on the date of termination will be exercisable. Such options may be exercised within ninety days after termination.

     In the event of a "change in control" of the Company (as defined in the Directors Plan), all stock options fully vest and become exercisable.

     Pursuant to the Directors Plan, on May 5, 2003 each non-employee director was granted a non-qualified stock option to purchase 2,000 Common Shares at an exercise price of $4.175 per share. These stock options are scheduled to become exercisable on May 5, 2004.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company's five most highly compensated executive officers (the "Named Executive Officers") with respect to the fiscal year shown for services rendered to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                            -------------------------------------
                                              ANNUAL COMPENSATION                   AWARDS              PAYOUTS
                                       ----------------------------------   -----------------------   -----------
                                                                OTHER       RESTRICTED   SECURITIES   PERFORMANCE    ALL OTHER
           NAME AND                                             ANNUAL        STOCK      UNDERLYING      UNIT       COMPENSATION
      PRINCIPAL POSITION        YEAR    SALARY     BONUS     COMPENSATION   AWARDS(3)    OPTIONS(#)     PAYOUTS        (1)(2)
      ------------------        ----   --------   --------   ------------   ----------   ----------   -----------   ------------
John B. Schulze...............  2003   $450,000   $     --      $   --        $   --      100,000       $   --        $31,080
  Chairman of the Board,        2002    450,000    232,280          --            --      100,000           --         30,652
  President and                 2001    450,000         --          --            --       80,000           --         34,630
  Chief Executive Officer

James J. Abel.................  2003    302,000         --          --            --       40,000           --         14,242
  Executive Vice President,     2002    302,000     97,425          --         6,495       40,000           --         46,031(3)
  Secretary, Treasurer and      2001    290,000         --          --            --       35,000           --         16,938
  Chief Financial Officer

Donald A. Gutierrez(4)........  2003    221,000         --          --            --       25,000           --         16,531
  Senior Vice President         2002    221,000     67,077          --         1,491       25,000           --         23,316(3)
                                2001    210,000         --          --            --       20,000           --         16,768

Norman P. Sutterer(4).........  2003    195,000         --          --            --       20,000           --         16,244
  Senior Vice President         2002    185,000     57,294          --         1,273       20,000           --         21,887(3)
                                2001    175,000         --          --            --       15,000           --         18,814

Albert J. Catani, II(4).......  2003    173,000         --          --            --       12,000           --         16,001
  Vice President                2002    173,000     38,205          --         2,547       12,000           --         28,675(3)
                                2001    165,000         --          --            --       10,000           --         20,194

---------------

(1) Includes split dollar life insurance premium payments paid for Mr. Schulze, Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Catani in 2003 of $22,080, $5,242, $7,531, $7,514 and $14,417, respectively; in 2002 of $22,402,
    $5,306, $7,613, $7,560 and $14,653, respectively; and in 2001 of $23,410,
    $5,718, $6,598, $7,594, and $13,001, respectively.

(2) Includes matching contributions up to 75% of the first 6% of an employee's compensation contributed to the Company's 401(k) Deferred Savings Plan with an additional 25% match based on the Company's profitability, which is available to all salaried employees. The matching contributions made by the Company under the Plan to the accounts of: Mr. Schulze, Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Catani in 2003 totaled $9,000, $9,000, $9,000, $7,730 and $1,584, respectively; in 2002 totaled $8,250, $8,250,
    $8,250, $7,961 and $1,287, respectively; and in 2001 totaled $11,220,
    $11,220, $10,170, $11,220 and $7,193, respectively.

(3) Includes deferred compensation pursuant to Stock Ownership Guidelines for Executive Officers implemented by the Governance, Nominating and Compensation Committee of the Board of Directors. Pursuant to the Stock Ownership Guidelines, officers may elect to defer income earned in a fiscal year. However, the deferral for which the election is made does not occur until February following the end of the fiscal year specified by the officer's election, since bonuses for any fiscal year most recently ended are not approved by the Governance, Nominating and Compensation Committee until then. For fiscal years 2003 and 2001, there were no bonuses paid, therefore, no deferrals were possible in February 2004 and February 2002, respectively. For fiscal year 2002, the income amounts deferred by Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Catani were $32,475, $7,453, $6,366 and $12,735, respectively, which were deferred in February 2003, upon approval of bonuses for fiscal year 2002 by the Governance, Nominating and Compensation Committee. In addition, for those officers who elect to defer a portion of their bonuses, the Company matches 20% of the deferred amounts in the form of restricted shares to these executives, issued from the 1998 Plan.

(4) Mr. Gutierrez and Mr. Sutterer are responsible for the business segments of Carlon and Lamson Home Products, respectively. Mr. Catani is responsible for the manufacturing operations of the Company.

STOCK OPTIONS

     The following table sets forth information concerning stock option grants made to the Named Executive Officers during fiscal year 2003 pursuant to the 1998 Incentive Equity Plan ("1998 Plan").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           GRANT DATE
                                                      INDIVIDUAL GRANTS                      VALUE
                                      --------------------------------------------------   ----------
                                       NUMBER OF
                                      SECURITIES     % OF TOTAL
                                      UNDERLYING      OPTIONS                                GRANT
                                        OPTIONS      GRANTED TO    EXERCISE                   DATE
                                        GRANTED     EMPLOYEES IN    PRICE     EXPIRATION    PRESENT
NAME                                    (#)(1)      FISCAL YEAR     ($/SH)       DATE       VALUE(2)
----                                  -----------   ------------   --------   ----------   ----------
John B. Schulze.....................    100,000        24.85%       $3.44      2/18/13      $181,000
James J. Abel.......................     40,000         9.94%        3.44      2/18/13        72,400
Donald A. Gutierrez.................     25,000         6.21%        3.44      2/18/13        45,250
Norman P. Sutterer..................     20,000         4.97%        3.44      2/18/13        36,200
Albert J. Catani, II................     12,000         2.98%        3.44      2/18/13        21,720

---------------

(1) Options are exercisable after February 18, 2004 and then only as follows: one-third on each anniversary of the grant date over three years, with the number of shares vested in each year rounded to the nearest whole share. In the event of a "change in control" of the Company (as defined in the 1998 Plan), all stock options fully vest and become exercisable and all awards of stock may be cashed out on the basis of the highest price paid or offered for Common Shares during the preceding 60-day period.

(2) The present value determinations in this column were made pursuant to rules promulgated by the SEC using a Black-Scholes option pricing model and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Shares. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility, time of exercise and dividend yield. The Company determined the estimated values using volatility assumptions based on 105 months of stock prices; interest rate assumptions based on the five-year Treasury Strip Yield, as reported in The Wall Street Journal; a dividend yield assumption of zero; and an assumed time of exercise of the option of five years.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information about stock options exercised during fiscal year 2003 by the Named Executive Officers and the fiscal year-end values of unexercised options held by the Named Executive Officers. All of such options were granted under the Company's 1988 Incentive Equity Performance Plan and the 1998 Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                         OPTIONS HELD AT               OPTIONS HELD AT
                            SHARES                     JANUARY 3, 2004 (#)           JANUARY 3, 2004(1)
                         ACQUIRED ON     VALUE     ---------------------------   ---------------------------
NAME                     EXERCISE (#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     ------------   --------   -----------   -------------   -----------   -------------
John B. Schulze........       --          $ --       601,666        193,334        $89,226       $299,334
James J. Abel..........       --            --       275,667         78,333         39,946        119,734
Donald A. Gutierrez....       --            --        93,666         48,334         22,306         74,834
Norman P. Sutterer.....       --            --       116,667         38,333         18,910         59,866
Albert J. Catani, II...       --            --        73,167         23,333         11,984         35,920

---------------

(1) Based on the closing price on the NYSE -- Composite Transactions of the Company's Common Shares on January 2, 2004 (the last trading day in fiscal year 2003) of $5.50.

PENSION BENEFITS

     The following table shows the estimated annual pension benefits under The Lamson & Sessions Co. Salaried Employees' Retirement Plan ("Lamson & Sessions Plan"), that would be payable to employees in various compensation classifications upon retirement at age sixty-five during the year 2003.

                     ANNUAL NORMAL RETIREMENT BENEFITS
                  FOR YEARS OF CREDITED SERVICE INDICATED
AVERAGE ANNUAL   -----------------------------------------
 COMPENSATION    15 YEARS   20 YEARS   25 YEARS   30 YEARS
--------------   --------   --------   --------   --------
   $100,000      $ 25,000   $ 33,333   $ 41,667   $ 50,000
    150,000        37,500     50,000     62,500     75,000
    200,000        50,000     66,667     83,333    100,000
    250,000        62,500     83,333    104,167    125,000
    300,000        75,000    100,000    125,000    150,000
    350,000        87,500    116,667    145,833    175,000
    400,000       100,000    133,333    166,667    200,000
    450,000       112,500    150,000    187,500    225,000
    500,000       125,000    166,668    208,333    250,000
    550,000       137,500    183,335    229,166    275,000
    600,000       150,000    200,000    250,000    300,000
    650,000       162,500    216,668    270,833    325,000
    700,000       175,000    233,335    291,666    350,000
    750,000       187,500    250,000    312,500    375,000
    800,000       200,000    266,668    333,333    400,000
    850,000       212,500    283,335    354,166    425,000
    900,000       225,000    300,000    375,000    450,000

     The amounts listed in the table are computed on a straight-life annuity basis and are subject to an offset for Social Security benefits. These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Code places limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pensions that may be paid under federal income tax qualified plans such as the Lamson & Sessions Plan. For benefits accruing in plan years beginning after 1999, no more than $205,000 (indexed for inflation) in annual compensation may be taken into account. However, under the Supplemental Executive Retirement Plan agreements ("SERPs"), described below, participating executives will receive the amounts to which they otherwise would have been entitled under the Lamson & Sessions Plan provided they meet the terms of the applicable SERP.

     The amounts shown in the column under the heading "Average Annual Compensation" are based on the highest five consecutive years of compensation during the last ten years prior to retirement and include salary, overtime and bonuses, but exclude commissions and stock option awards. Normal retirement benefits under the Lamson & Sessions Plan are equal to the greater of (a) 50% of a participant's average annual compensation based on the highest five consecutive years during the last ten years prior to retirement less 50% of the participant's primary Social Security benefit or (b) $3,600 times a fraction, the denominator of which is 30 and the numerator of which is the participant's number of years of service up to 30.

     Messrs. Schulze, Abel, Gutierrez, Sutterer and Catani are participants in the Lamson & Sessions Plan with 16, 13, 7, 15 and 8 years of credited service, respectively, under the Lamson & Sessions Plan. The

Company has entered into amended and restated SERPs with Messrs. Schulze and Abel. Messrs. Schulze and Abel will not be able to achieve thirty years of service on their normal retirement dates.

     The SERPs provide that the executive will receive, upon normal retirement, a supplemental retirement benefit equal to the difference between (i) the amount that would have been payable to the executive under the Lamson & Sessions Plan, without regard to any federal statutory limitation on the annual amount of benefits payable under the Lamson & Sessions Plan and the amount of compensation taken into account in calculating benefits under the Lamson & Sessions Plan, as if the executive had completed thirty years of service with the Company, and
(ii) the amount actually payable to the executive under the Lamson & Sessions Plan or under any other applicable plan for which the executive meets the eligibility requirements. The SERPs also provide for, among other things, disability benefits and benefits in the event the executive's employment with the Company is terminated under certain circumstances prior to retirement and in the event of the executive's death prior to retirement under certain circumstances.

AGREEMENTS WITH CERTAIN OFFICERS

     Lamson has entered into agreements with Messrs. Schulze, Abel, Gutierrez, Sutterer and Catani (as amended, the "Executive Change-in-Control Agreements"), which specify certain financial arrangements that the Company will provide upon the termination of such individuals' employment with the Company under circumstances involving a "change in control" (as defined in the Executive Change-in-Control Agreements) of the Company. The Executive Change-in-Control Agreements are intended to ensure continuity and stability of senior management of the Company.

     Each of the Executive Change-in-Control Agreements provides that, in the event of a "change in control" of the Company, the individual would continue employment with the Company in the individual's then current position for a term of three years for Mr. Schulze and two years for Messrs. Abel, Gutierrez, Sutterer and Catani following the "change in control." Following a "change in control" the individual would be entitled during the ensuing period of employment to receive base compensation and to continue to participate in incentive and employee benefit plans consistent with past practices. Upon the occurrence of a "change in control" followed by (i) a significant adverse change in the nature or scope of the individual's duties or compensation, (ii) the individual's determination of being unable effectively to carry out the current duties and responsibilities, (iii) relocation of the individual's principal work location to a place more than fifty miles from the principal work location immediately prior to the "change in control," (iv) the liquidation, merger or sale of the Company (unless the new entity assumes the Executive Change-in-Control Agreement) or (v) a material breach of the Executive Change-in-Control Agreement, the individual would be entitled to resign and would be entitled to receive a lump sum payment equal to the present value of the then current base compensation and incentive compensation (based on historical experience). The individual would also be entitled to continue to participate in employee benefit plans consistent with past practices for the remaining period of employment provided in his Executive Change-in-Control Agreement. In the case of a "change in control," the Executive Change-in-Control Agreements also provide for protection of certain retirement benefits which would have been earned during the years for which severance was paid and reimbursement for any additional tax liability incurred as a result of excise taxes imposed or payments deemed to be attributable to the "change in control."

     The Executive Change-in-Control Agreements do not create employment obligations for the Company unless a "change in control" has occurred, prior to which time the Company and the individual each reserves the right to terminate the employment relationship. Both before and after the occurrence of a "change in control" the Company may terminate the employment of any of such individuals for "cause."

     The Company has established trust agreements pursuant to which amounts payable under the SERPs, the Executive Change-in-Control Agreements and certain expenses incurred by the officers in enforcing their rights under these arrangements, must be deposited by the Company in trust and expended by the trustee for such purposes. Such trusts are revocable, but upon the occurrence of certain "change in control" events affecting the Company, will become irrevocable. The trusts are currently nominally funded, but the Company is obligated to fund them fully upon the occurrence of the "change in control" events.

     The Company has also entered into Indemnification Agreements with each current member of the Board of Directors as well as each of the Company's executive officers. These agreements provide that, to the extent permitted by Ohio law, the Company will indemnify the director or officer against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines or settlements) incurred or suffered by the director or officer in connection with any suit in which the director or officer is a party or otherwise involved as a result of the individual's service as a member of the Board of Directors or as an officer if the individual's conduct that gave rise to such liability meets certain prescribed standards.

            GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE REPORT

OVERVIEW AND PHILOSOPHY

     The Governance, Nominating and Compensation Committee of the Board of Directors (the "Committee") is composed entirely of non-employee directors and has been delegated the responsibility of approving the cash and non-cash compensation of all executive officers of the Company and making recommendations to the Board of Directors with respect to the establishment of the Company's executive compensation plans. No member of the Committee has interlocking relationships, reporting of which is required by applicable rules of the SEC.

     In administering the various executive compensation plans, the aim of the Committee is to attract and retain key executives critical to the long-term success of the Company, to create incentives for executives to achieve long-term strategic management objectives that enhance shareholder value, to provide a balance between annual and long-term forms of compensation and, above all, to ensure that total compensation is performance-oriented and related to Company goals and objectives, using measurable criteria to the extent possible.

     The Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction to publicly-held companies for compensation paid to any executive officer whose compensation exceeds $1 million per year. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The Committee believes that Section 162(m) should not cause the Company to be denied a deduction for compensation paid to any executive officer in 2003.

EXECUTIVE OFFICER BASE COMPENSATION

     Each executive officer's base salary is reviewed by the Committee at the time of the officer's annual performance review. The base salary is recommended to the Committee by the Chairman of the Board and Chief Executive Officer (the "Chairman") and falls within a salary range for each officer's job function that has been established by an independent executive compensation consultant, based, in part, on information collected by the consultant concerning compensation for executives with similar responsibilities at companies with comparable size and geographic location. Typically, salaries fall throughout the range and are not based on an arbitrary percentage of the highest salary within the range. In each case, the Committee reviews the recommendation of the Chairman and approves the salary only after making an independent assessment of the individual executive's performance.

     Mr. Schulze's compensation is based upon the same factors considered with regard to executive officer compensation generally. The components making up his 2003 compensation included base salary, short-term incentive compensation and stock options. Under the Short-Term Incentive Plan for 2003, seventy-two percent of Mr. Schulze's base salary represents his target award, the achievement of which was contingent upon the attainment of specific financial performance goals. The Committee's award of stock options to Mr. Schulze under the 1998 Plan was based on the same methodology used to calculate the awards of options to other executive officers under the 1998 Plan and designed to further align Mr. Schulze's interests with those of other shareholders of the Company.

     In determining Mr. Schulze's compensation, the Committee considered the Company's performance. The Committee discusses and determines priorities with Mr. Schulze at the beginning of the year and discusses his performance with respect to these priorities periodically during the year and at the end of the year.

     Mr. Schulze is not present when the Committee reviews his performance and determines his compensation.

SHORT-TERM INCENTIVE COMPENSATION

     Under the Company's Short-Term Incentive Plan, target award levels are established annually by the Committee for each executive officer of the Company. In 2003, Mr. Schulze's award is based solely on the financial performance of the Company expressed in terms of earnings before interest, taxes, depreciation and amortization (EBITDA). Other executive officers' achievement of target awards is based 80 percent on the financial performance of the Company and 20 percent on the achievement of specific personal goals and objectives. In 2003, the Company's Short-Term Incentive Plan provided target award opportunities for executive officers that ranged from 42 to 72 percent of base salary, although amounts could vary above and below that range depending upon Company performance and individual accomplishment.

STOCK OPTIONS AND LONG-TERM INCENTIVE COMPENSATION

     The Committee also is charged with the responsibility of administering the 1998 Plan, under which stock options are granted to executive officers and other employees of the Company. The Committee believes that stock options align the interests of the executive officers with those of the shareholders, providing a way in which the executive officers can build a meaningful stake in the Company. Accordingly, the Committee has approved the implementation of stock ownership guidelines for the executive officers that are to be achieved over a fixed period of time. The guidelines are based on each executive officer's respective salary compensation level and they will be reviewed by the Committee at appropriate intervals.

     The Committee fixes the terms, vesting requirements and the size of the grants of stock options awarded to the executive officers without regard to the amount of options or the expiration dates of options already held by executive officers. The size of each grant is based on the duties, responsibilities, performance and experience of the executive officer and his anticipated contribution to the Company. Options granted to executive officers vest one-third on each anniversary over three years, with the number of shares vested in each year rounded to the nearest whole share.

     Because stock options under the 1998 Plan and grants under the Company's Long-Term Incentive Plan are both forms of long-term executive compensation, grants under both plans are generally considered at the same time. Awards under the Long-Term Incentive Plan are made in the form of performance units payable upon the achievement of three-year corporate goals, currently expressed in terms of financial performance. The Committee determines the goals under which these awards are made from year to year. The Committee did not approve the grant of performance units to executive officers for 2003.

                          GOVERNANCE, NOMINATING AND COMPENSATION
                          COMMITTEE

                          D. Van Skilling, Chairman     John C. Dannemiller
                          James T. Bartlett             A. Malachi Mixon, III
                          Francis H. Beam, Jr.

COMPANY STOCK PERFORMANCE

     The following performance graph compares the five-year cumulative return, including reinvestment of dividends, from investing $100 on December 31, 1998 in each of the Company's Common Shares, the Russell 2000 Index and Standard & Poor's Small Industrials Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

                                    [GRAPH]

------------------------------------------------------------------------------------------------------------------
                                              12/98       12/99       12/00       12/01       12/02       12/03
------------------------------------------------------------------------------------------------------------------
 Lamson & Sessions                           100.00       95.12      204.88      102.44       62.83      112.59
------------------------------------------------------------------------------------------------------------------
 Russell 2000                                100.00      121.26      117.59      120.52       95.83      141.11
------------------------------------------------------------------------------------------------------------------
 Standard & Poor's Small Cap 600
 Industrials                                 100.00      107.11      127.33      139.02      126.06      167.11
------------------------------------------------------------------------------------------------------------------

     There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Each of the Named Executive Officers beneficially owned the number of Common Shares indicated opposite his name as of January 20, 2004. Except for Mr. Schulze who beneficially owns 5.80% and Mr. Abel who beneficially owns 2.83% of the Company's Common Shares, none of the other Named Executive Officers beneficially owns as much as one percent of the Company's Common Shares.

                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL
NAME                                                  OWNERSHIP(1)(2)
----                                                 -----------------
John B. Schulze...................................        924,057
James J. Abel.....................................        450,217
Donald A. Gutierrez...............................        140,274
Norman P. Sutterer................................        155,205
Albert J. Catani, II..............................        112,127

---------------

(1) Includes the following number of Common Shares which are not owned of record but which could be acquired by the individual within 60 days after January 20, 2004 upon the exercise of outstanding options under the Company's stock option plans: Mr. Schulze -- 635,000; Mr. Abel -- 284,000; Mr.
    Gutierrez -- 117,000; Mr. Sutterer -- 128,001 and Mr. Catani -- 84,500.

(2) Includes shares held jointly or in the name of the officer's spouse, minor children, or relatives sharing his home, reporting of which is required by applicable rules of the SEC. Unless otherwise indicated, or in the case of joint ownership, the listed individuals possess sole voting power and sole investment power with respect to such shares. The figure for Mr. Schulze includes 30,700 shares owned by his wife, as to which he has disclaimed beneficial ownership. No other Named Executive Officer has disclaimed beneficial ownership of any shares.

                         CERTAIN BUSINESS RELATIONSHIPS

     During the past fiscal year, the Company, in the normal course of business, utilized the services of the law firm of Jones Day in which Mr. Coquillette is a partner. The Company plans to continue using the services of the firm in 2004.

                       PROPOSED APPROVAL OF THE COMPANY'S
                           1998 INCENTIVE EQUITY PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 30, 2004)
                                (PROPOSAL NO. 2)

GENERAL

     The Lamson & Sessions Co. 1998 Incentive Equity Plan ("Original Plan") was approved by the Company's shareholders on April 24, 1998. An amendment ("First Amendment") increasing the shares available from 650,000 to 1,300,000 and updating the definition of "Change in Control" was approved by the Company's shareholders on April 28, 2000. A second amendment ("Second Amendment") increasing the shares available from 1,300,000 to 1,950,000 and providing that no participant in the Original Plan can be granted Option Rights and Appreciation Rights (each as defined in the Original Plan) in the aggregate for more than 350,000 shares of the Company's common stock, without par value

("Common Shares"), during any three-year period was approved by the Company's shareholders on April 27, 2001. As of January 3, 2004, 77,532 Common Shares have been issued, 1,685,075 Common Shares are subject to outstanding awards and 187,393 Common Shares remain available for future awards under the Original Plan, as amended by the First Amendment and the Second Amendment ("Current Plan"). In order to continue the Company's ability to develop and maintain strong management, on February 19, 2004, the Board of Directors of the Company (the "Board") approved amendments to the Current Plan by adopting the Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended and Restated as of April 30,
2004) ("Amended Plan"), subject to shareholder approval at the 2004 Annual Meeting. The principal reasons for amending the Current Plan are to (i) increase the number of shares to be issued under the Original Plan by 620,000 (so that 2,570,000 Common Shares would be available) and (ii) permit grants under the Amended Plan to Non-Employee Directors of the Company. The additional shares represent less than five percent of the issued and outstanding capital stock of the Company.

     A summary description of the Amended Plan is set forth below. The full text of the Amended Plan is annexed to this Proxy Statement as Appendix B, and the following summary is qualified in its entirety by reference to Appendix B. If the Amended Plan is not approved, the Current Plan remains in effect.

SUMMARY OF CHANGES

     Available Shares. The Amended Plan increases the total number of Common Shares available by 620,000 Common Shares so that 2,570,000 Common Shares are available under the Plan (1,762,607 of such shares have already been granted).

     Limits on Restricted Shares and Deferred Shares. The Amended Plan increases the aggregate number of Restricted Shares that are not conditioned on the attainment of Management Objectives and Deferred Shares (after taking any forfeitures into account) so that of the 807,393 Common Shares available for grant under the Plan, up to 620,000 (less the number of Restricted Shares and Deferred Shares previously granted) of such shares may be granted in Restricted Shares and Deferred Shares.

     Awards to Non-Employee Directors. The Amended Plan provides for automatic annual awards of Non-Qualified Stock Options to Non-Employee Directors. Unless otherwise determined by the Committee, each Non-Employee Director will receive a Non-Qualified Stock Option to purchase 4,000 Common Shares on the Monday following each Annual Meeting, beginning with the 2004 Annual Meeting. An annual grant of a non-qualified stock option for 2,000 Common Shares is currently provided for in the Company's Non-Employee Directors Stock Option Plan ("Directors Option Plan"). However, no options may be granted under the Directors Option Plan after April 22, 2004. Rather than adopt a separate new plan for the grant of options to the Directors, the annual grant is provided for in the Amended Plan. The Amended Plan also gives the Committee the flexibility to determine grants to Non-Employee Directors of Non-Qualified Stock Options and Restricted Shares.

     Administration of the Plan. The Amended Plan adds a provision requiring that members of the Committee administering the Amended Plan meet all applicable independence requirements of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Shares are traded, and requiring that members be "outside directors" with the meaning of 162(m) of the Internal Revenue Code of 1986, as amended ("Code").

SUMMARY OF THE PLAN

     General. Under the Amended Plan, the Governance, Nominating and Compensation Committee ("Committee") is authorized to make awards of options to purchase Common Shares ("Option Rights"), awards of Tandem Appreciation Rights and/or Free-Standing Appreciation Rights ("Appreciation Rights"), awards of restricted shares ("Restricted Shares"), awards of deferred shares ("Deferred Shares") and awards of performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to awards of the various types, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Amended Plan.

     Shares Available Under the Plan. Subject to adjustment as provided in the Amended Plan, the number of Common Shares that may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares, (c) as Deferred Shares, (d) in payment of Performance Shares or Performance Units that have been earned, or (e) in payment of dividend equivalents paid with respect to awards made under the Amended Plan may not exceed 2,570,000 (650,000 of which were approved by shareholders in 1998, 650,000 of which were approved by the shareholders in 2000, 650,000 of which were approved by the shareholders in 2001 and 620,000 of which are being added as of April 30, 2004) in the aggregate. Such Common Shares may be shares of original issuance or treasury shares or a combination of both. Upon the payment of any option price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, only the net number of Common Shares actually issued or transferred by the Company will be deemed to have been issued or transferred under the Amended Plan.

     Limitations on Specific Kinds of Awards. In addition to the general limitation on the number of Common Shares available under the Amended Plan, the Amended Plan specifically limits (i) the number of Common Shares actually issued and transferred by the Company upon the exercise of an Incentive Stock Option to 650,000 in the aggregate subject to adjustment, and (ii) the number of Restricted Shares that are not conditioned on attainment of Management Objectives (described below) plus the number of Deferred Shares (after taking forfeitures into account) to 845,000 in the aggregate subject to adjustment. Additionally, the Amended Plan provides for certain specific limits and other requirements in order that awards of Option Rights, Appreciation Rights, Performance Shares and Performance Units may qualify as performance-based compensation for the purpose of Section 162(m) of the Code. No participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 350,000 Common Shares during any period of three years subject to adjustment. Moreover, no participant may receive in any calendar year an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective dates of grant over $500,000.

     Eligibility. Officers, including officers who are members of the Board, and other key employees of the Company and its subsidiaries may be selected by the Committee to receive benefits under the Amended Plan. The Committee may also make awards under the Amended Plan to a person who has agreed to commence serving in any such capacity within 90 days of the date of grant. Non-Employee Directors will be eligible to receive grants of Option Rights and Restricted Shares under the Amended Plan.

     Option Rights. The Committee may grant Option Rights, which entitle the optionee to purchase a specified number of Common Shares at a price equal to or greater than market value at the date of grant. The option price is payable in cash, by the transfer to the Company of nonforfeitable unrestricted Common Shares owned by the optionee for at least six months having a value at the time of exercise equal to the option price, by any other legal consideration the Committee may deem appropriate, or by a combination of such payment methods. To the extent permitted by law, any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.

     Option Rights granted under the Amended Plan may be Option Rights that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify or combinations thereof. Incentive Stock Options may only be granted to participants who meet the definition of "employees" under Section 3401(c) of the Code. The Committee may, at or after the date of grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the optionee in cash or additional Common Shares on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price. The Committee may condition the exercise of Option Rights on the achievement of Management Objectives.

     No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a "change of control" of the Company. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. The exercise of an Option Right cancels, on a share-for-share basis, any Tandem Appreciation Right.

     Appreciation Rights. Appreciation Rights provide participants an alternative means of realizing the benefits of Option Rights. A Tandem Appreciation Right is a right to receive from the Company up to 100 percent of the spread between the option price and the current value of the Common Shares underlying the option. The amount is determined by the Committee and the right is exercisable only when the related Option Right is also exercisable, the spread is positive and the recipient surrenders the related Option Right for cancellation. A Free-Standing Appreciation Right is the right to receive a percentage of the spread at the time of exercise. When computing the spread for a Free-Standing Appreciation Right, the base price must be equal to or greater than the market value of the underlying Common Shares on the date of grant. Successive grants may be made to the same recipient even if that individual already has unexercised Free-Standing Appreciation Rights. No Free-Standing Appreciation Right may be exercised more than ten years from the date of grant.

     Any grant of Appreciation Rights may specify any or all of the following:
(1) that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof, and the right to elect among those alternatives may be given to the participant or retained by the Committee, (2) a maximum amount payable on exercise, (3) waiting periods before exercise, (4) permissible exercise dates or periods, (5) whether the Appreciation Right may be exercised only on or after a change in control of the Company, (6) whether dividend equivalents may be paid in cash or in Common Shares, and (7) Management Objectives that must be achieved as a condition to exercise such rights.

     Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of Common Shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, but the Committee may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Committee may determine. The Committee may condition the award on the achievement of Management Objectives.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than three years to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company.

     Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Committee may specify. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Committee may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.

     Deferred Shares must be subject to a deferral period, as determined by the Committee at the date of grant, except that the Committee may provide for the earlier termination of such period in the event of a change in control of the Company.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share, and a Performance Unit is the equivalent of $1.00. The number of Performance Shares or Performance Units is specified by the Committee and may be adjusted to reflect changes in compensation or other factors (unless the adjustment for certain participants would cause an award to lose its Section 162(m) exemption).

     A recipient must meet one or more Management Objectives within a specified performance period. Such performance period may be subject to earlier termination in the event of a change in control of the Company. A minimum level of acceptable achievement may also be established by the Committee. If by the end of the performance period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Performance Shares and/or Performance Units (the amount earned to be determined in accordance with a formula).

     To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Shares or in any combination thereof (the Committee may give either the participant or the Committee the right to choose the form of payment). Dividend equivalents on Performance Shares may be paid in cash or additional Common Shares on a current, deferred or contingent basis. The Committee may specify a maximum amount payable under any grant of Performance Shares or Performance Units.

     Awards to Non-Employee Directors. The Committee may authorize the grant of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors. Any grant of Option Rights will be upon terms and conditions discussed above under "Option Rights." Any grant of Restricted Shares will be on terms and conditions as discussed above under "Restricted Shares."

     In addition to such other grants as may be made by the Committee from time to time, each year on the Monday following the Company's annual meeting of shareholders, each individual elected, re-elected or continuing as a Non-Employee Director will automatically be granted an Option Right to purchase 4,000 Common Shares. Each such Option Right will become exercisable one year after the date of grant, unless otherwise specified by the Committee on the date of grant. In the event of termination of a director's service on the Board, other than by reason of retirement, disability or death, the then outstanding Option Rights held by such director may be exercised to the extent that they would be exercisable on such date of termination and will expire 90 days after termination, or on their stated expiration date, whichever comes first. In the event of termination of service on the Board by the holder of any such Option Rights by reason of retirement after a Non-Employee Director has completed a specified period of service and attained a specified age, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within 36 months after the date of such retirement, or on their stated expiration date, whichever occurs first. In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Amended Plan by such individual at the time of such commencement of employment will not be affected thereby. Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment will be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

     Management Objectives. The Committee may establish performance objectives for participants who have received awards of Performance Shares or Performance Units or, if so determined, Option Rights, Appreciation Rights, Restricted Shares or dividend credits. Section 162(m) of the Code requires that the Amended Plan and the performance measures which must be attained to earn compensation under performance-based awards be disclosed to and approved by shareholders. Such performance measures, or "Management Objectives" may be described either in terms of Company-wide objectives or objectives that are related to performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed. The Management Objectives applicable to any award to a participant who is or is likely to become a "covered employee" within the meaning of Section 162(m) of the Code will be based on specified levels of, or growth in, one or more of the following criteria:

     (1) cash flow/net assets ratio;

     (2) debt/capital ratio;

     (3) return on total capital;

     (4) return on equity;

     (5) earnings per share growth;

     (6) revenue growth;

     (7) total return to shareholders; and

     (8) financial performance of the Company expressed in terms of EBITDA (earnings before interest, taxes, depreciation and amortization).

     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a "covered employee" where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     Transferability. Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other award under the Amended Plan is transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, only the participant (or the participant's guardian or legal representative in the event of the participant's legal incapacity) may exercise Option Rights or Appreciation Rights during the participant's lifetime.

     The Committee may specify at or after the date of grant that Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units are transferable by a participant to members of the participant's immediate family, without payment by the transferee, if reasonable prior notice of the transfer was given to the Company, and the transfer was made according to the terms and conditions specified by the Committee or the Company. Any transferee will be subject to the same terms and conditions under the Amended Plan as the participant.

     The Committee may specify that part or all of the Common Shares that are
(i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer in the case of Restricted Shares, shall be subject to further restrictions on transfer.

     Adjustments. The number, kind, and price of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, splits and combinations, changes in capital structure of the Company, mergers, spin-offs, partial or complete liquidation, and similar events. If any such event occurs, the Committee has discretion to substitute for any or all outstanding awards under the Amended Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares available under the Amended Plan and available for specific kinds of awards under the Amended Plan as the Committee may determine appropriate to reflect any such transaction or event.

     Change in Control. A definition of "Change in Control" is specifically included in the Amended Plan. This definition can be found in the full text of the Amended Plan attached hereto as Appendix B.

     Certain Terminations of Employment. If a participant holding (a) an Option Right or Appreciation Right that is not fully and immediately exercisable, (b) Restricted Shares where the restrictions on transfer have not yet lapsed, (c) Deferred Shares where the deferral period is not complete, (d) Performance Shares or Performance Units that have not been fully earned, or (e) Common Shares distributed under the Amended Plan and subject to continuing restrictions, terminates employment by reason of death, disability, normal retirement, early retirement approved by the Company, entry into public service or leave of absence approved by the Company, or in the event of hardship or other special circumstances, the Committee may take any action it deems equitable or in the Company's best interest.

     Foreign Employees. The Committee may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

     Administration and Amendments. The Amended Plan will be administered by a committee of the Board (or subcommittee thereof) consisting of not less than three members of the Board, each of whom shall (i) meet all applicable independence requirements of the New York Stock Exchange, or if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Stock is traded, (ii) be a "Non-Employee Director" within the meaning of Rule 16b-3 and (iii) be an "outside director" within the meaning of Section 162(m) of the Code.

     The Committee's interpretation of the Amended Plan and related agreements and documents is final and conclusive. The Amended Plan may be amended from time to time by the Committee. However, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of the Amended Plan or any amendment thereof for shareholder approval is not to be construed to limit the Company's authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.

     Consistent with the Company policy against repricing "underwater" options, the Committee may not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Right may be canceled and replaced with awards having a lower option price without further approval of the shareholders.

     The Committee may require participants, or permit participants to elect, to defer issuance of shares or the settlement of cash awards and may provide for payment of interest or dividend equivalents on the deferred amounts. The Committee may also condition any award on the surrender or deferral by a participant of his or her right to receive a cash bonus or other compensation.

     Termination. No grant under the Amended Plan may be made more than 10 years after the Amended Plan is approved by the shareholders, but all grants made on or before the 10th anniversary will continue in effect after that date subject the terms of those grants and this Amended Plan.

     General. The closing price of the Common Shares on January 2, 2004 (the last trading day in 2003 fiscal year-end), on the New York Stock Exchange was $5.50 per share.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect on January 1, 2004. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in an alternative minimum tax liability. If Common Shares are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of non-restricted Common Shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares).

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted Common Shares received.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

REQUIRED VOTE

     The approval of the Amended Plan requires the affirmative vote of the holders of two-thirds of the Common Shares issued and outstanding and entitled to vote at the meeting, whether present in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below sets forth certain information regarding the following equity compensation plans of the Company as of January 3, 2004: 1988 Incentive Equity Performance Plan (As Amended as of October 19, 2000) (the "1988 Plan"), 1998 Incentive Equity Plan (As Amended and Restated as of April 27, 2001) (the "1998 Plan"), Non-Employee Directors Stock Option Plan (As Amended and Restated as of July 19, 2001) (the "Directors Option Plan"), Deferred Compensation Plan for Non-Employee Directors (As Amended and Restated as of October 18, 2001) (the "Directors Deferred Plan") and Deferred Compensation Plan for Executive Officers (As Amended and Restated as of October 18, 2001) (the "Executive Officers Deferred Plan"). All of those plans have been approved by shareholders, except the Directors Deferred Plan and the Executive Officers Deferred Plan.

                                                                                        NUMBER OF
                                                                                       SECURITIES
                                                                                   REMAINING AVAILABLE
                                            NUMBER OF                              FOR FUTURE ISSUANCE
                                        SECURITIES TO BE                              UNDER EQUITY
                                           ISSUED UPON        WEIGHTED-AVERAGE     COMPENSATION PLANS
                                           EXERCISE OF       EXERCISE PRICE OF         (EXCLUDING
                                           OUTSTANDING          OUTSTANDING            SECURITIES
                                        OPTIONS, WARRANTS    OPTIONS, WARRANTS        REFLECTED IN
PLAN CATEGORY                              AND RIGHTS            AND RIGHTS            COLUMN (a)
-------------                           -----------------   --------------------   -------------------
                                               (a)                  (b)                    (c)
Equity compensation plans approved by
  security holders....................      2,612,525              $6.21                 187,393(1)
Equity compensation plans not approved
  by security holders.................              0                N/A                       0(2)
  Total...............................      2,612,525              $6.21                 187,393

---------------

(1) Reflects 187,393 Common Shares remaining available under the 1998 Plan, which authorizes the Governance, Nominating and Compensation Committee to make awards of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units (including up to 187,393 Restricted Shares or Deferred Shares).

(2) The Directors Deferred Plan and the Executive Officers Deferred Plan provide for the issuance of Common Shares, but do not provide for a specific amount available under the plans. Descriptions of those plans are set forth below.

DIRECTORS DEFERRED PLAN

     The Directors Deferred Plan provides Directors the opportunity to defer their annual retainers and meeting fees. Such deferred fees may be invested, at each Directors election, in either a money market fund or in Common Shares of the Company. If a Director elects to have this deferred compensation invested in Common Shares, the director will receive an additional sum, also invested in Common Shares, equal to 25% of the deferred amount. The Directors Deferred Plan is being amended to provide that if a Director elects to have this deferred compensation invested in Common Shares, the Company will issue Restricted Shares under the 1998 Plan to such director in an amount equal to 25% of the deferred amount. This amendment will be effective as of April 30, 2004 if and when the amendment and restatement of the 1998 Plan is approved by Shareholders. Non-Employee Directors will then be permitted to receive grants of Restricted Shares under the 1998 Plan, as discussed on page 9.

EXECUTIVE OFFICERS DEFERRED PLAN

     The Executive Officers Deferred Plan provides designated executive officers and other key employees of the Company the opportunity to defer bonus compensation payable to them under the Company's annual incentive compensation program. Such deferred compensation is invested in deferred Common Shares of the Company. If a participant elects to have his or her bonus deferred, the Company will issue Restricted Shares under the 1998 Plan to such participant in the amount equal to 20% deferred annual incentive compensation.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Lamson's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC, the NYSE and the Pacific Stock Exchange, and to provide Lamson with copies of such reports.

     Based solely on review of the copies of such reports furnished to the Company, or written representation that no forms were required to be filed, the Company believes that during the year ended January 3, 2004, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that a Form 4 filed on December 30, 2003 on behalf of James T. Bartlett was late. The Form 4 was misfiled on December 16, 2003, due to an electronic transmission failure, when Form 4s were filed on behalf of other non-employee directors. Mr. Bartlett's Form 4 had to be re-transmitted and filed on December 30, 2003.

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Company adopted a written Audit Committee Charter. All members of the Audit Committee are independent as required by the NYSE's current listing standards. The Audit Committee has implemented procedures through which it devotes the attention that it deems necessary and appropriate to carry out its responsibilities, during a fiscal year, in each of the matters assigned to it under the Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed with the Company's management and Ernst & Young LLP, ("Ernst & Young") the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended January 3, 2004. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

     The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with Ernst & Young their independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by Ernst & Young is compatible with maintaining their independence and has pre-approved all non-audit services.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2004, filed with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Francis H. Beam, Jr., Chairman
                                          Martin J. Cleary
                                          George R. Hill

                              INDEPENDENT AUDITORS

     For many years the firm of Ernst & Young in Cleveland, Ohio, has served as independent auditors to the Company. In February 2003, Ernst & Young was reappointed by the Board of Directors of the Company, on the recommendation of the Audit Committee, as the Company's independent auditors for the fiscal year ended January 3, 2004. The Audit Committee has retained Ernst & Young for the Company"s 2004 fiscal year. Representatives of Ernst & Young are expected to be present at the meeting and will have the opportunity to make a statement if they so desire. They are expected to be available to respond to proper questions regarding the independent auditors' responsibilities.

AUDIT FEES

     Fees for audit services totaled $360,000 in 2003 and $330,000 in 2002, including fees associated with the annual audit and reviews of the Company's quarterly reports on Form 10-Q.

AUDIT-RELATED FEES

     Fees for audit-related services totaled $11,500 in 2003 and $196,029 in 2002. Audit-related services principally include accounting consultations and in 2002 internal audit services. The Audit Committee approved one hundred percent of such fees in 2003.

TAX FEES

     Fees for tax services, including tax compliance, tax advice and tax planning totaled $37,025 in 2003 and $34,850 in 2002. The Audit Committee approved one hundred percent of such fees in 2003.

ALL OTHER FEES

     Fees for all other services not included above total $0 in 2003 and $9,513 in 2002, principally for litigation assistance.

                        AUDIT COMMITTEE FINANCIAL EXPERT

     The Board has determined that one member of the Audit Committee, Francis H. Beam, Jr., has the qualifications to be an "audit committee financial expert" as defined in the SEC's rules and regulations and also meets the standards of independence adopted by the SEC for membership on an audit committee.

                      AUDIT COMMITTEE PRE-APPROVAL POLICY

     Provisions of the Sarbanes-Oxley Act of 2002 which require Audit Committee pre-approval of all services to be performed by the independent auditor became effective during the Company's 2003 fiscal year. Since the effectiveness of such provisions, the Audit Committee approved, prior to engagement, all audit and non-audit services provided by the Company's independent auditors and all fees to be paid for such services. The Audit Committee has pre-approved all audit services to be provided by the Company's independent auditors related to the review of the Company's quarterly financial reports on Form 10-Q for the Company's 2004 fiscal year. All other services are considered and approved on an individual basis.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2005, must be received by the Company's Secretary at its principal office in Cleveland, Ohio, not later than November 29, 2004 for inclusion in the Company's Proxy Statement and Form of Proxy relating to the Annual Meeting of Shareholders in 2005. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for consideration and comply with the proxy rules of the SEC.

                                 CODE OF ETHICS

     As of the date of this Proxy Statement, the Company has adopted a Code of Corporate Conduct and Ethics that applies to its directors and associates, including the Company's principal executive officer, principal financial officer, principal accounting officer and any person performing a similar function with the Company. Before the date of the Annual Meeting, the Company will post the Code of Corporate Conduct and Ethics on its Web site at www.lamson-sessions.com via the Investor Relations page. In addition, the Company will provide, free of charge to any person, a copy of the Code of Corporate

Conduct and Ethics. Requests should be sent to: Secretary, The Lamson & Sessions Co., 25701 Science Park Drive, Cleveland, OH 44122.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the Annual Meeting other than as herein presented. However, if any other matter is properly brought before the Annual Meeting, the persons appointed as proxies in the accompanying proxy will have discretion to vote or act hereon according to their best judgment.

     The Company's 2003 Annual Report, including financial statements, has been mailed contemporaneously with this Proxy Statement.

     By Order of the Board of Directors.

                                            /s/ James J. Abel
                                            JAMES J. ABEL
                                            Executive Vice President, Secretary,
                                            Treasurer and Chief Financial
                                            Officer

                                                                      APPENDIX A

                           THE LAMSON & SESSIONS CO.
                            AUDIT COMMITTEE CHARTER

PURPOSES

     The purposes of the Audit Committee (the "Committee") are to (a) assist the Board of Directors (the "Board") of The Lamson & Sessions Co. (the "Company") in fulfilling the Board's oversight responsibilities with respect to (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors and the Company's internal audit function; (b) be directly responsible for the appointment, termination, compensation, retention, evaluation and oversight of the work of the Company's independent auditors; and (c) prepare the Committee's report, made pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to be included in the Company's annual proxy statement (the "Audit Committee Report").

COMPOSITION OF THE COMMITTEE

     NUMBER.  The Committee shall consist of no fewer than three members.

     QUALIFICATIONS. Each Committee member shall have all of the following qualifications:

     1) Each Committee member shall meet the independence criteria established by the New York Stock Exchange, Inc. ("NYSE") and the Securities and Exchange Commission ("SEC"), as such requirements are interpreted by the Board in its business judgment.

     2) Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one member of the Committee shall have accounting or related financial management expertise. The Board shall determine, in its business judgment and upon the recommendation of the Governance, Nominating and Compensation Committee, whether a member is financially literate and whether at least one member has the requisite accounting or financial management expertise. The designation or identification of a person as an audit committee financial expert shall not (a) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation or identification, or (b) affect the duties, obligations or liability of any other member of the Committee or Board.

     3) Each Committee member shall receive as compensation from the Company only permitted compensation, which includes (a) director's fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee) and/or (b) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company provided that such compensation is not contingent in any way on continued service. Additional directors' fees may be paid to Committee members to compensate them for the significant time and effort they expend in performing their duties as Committee members.

     4) If a Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company shall disclose any such determination in its annual proxy statement.

     APPOINTMENT. The Board will appoint the members and the Chairman of the Committee based on nominations made by the Company's Governance, Nominating and Compensation Committee. Committee members shall serve at the pleasure of the Board and for a term of one year or such other terms as the Board may determine or until such Committee member is no longer a Board member.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements.

     The Committee is directly responsible for the appointment, termination, compensation, retention, evaluation and oversight of the work of the Company's independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

     In performing its responsibilities, the Committee shall:

      1) Retain the Independent Auditors: The Committee has the sole authority to (a) retain and terminate the Company's independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the Company's independent auditors. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

      2) Review and Discuss the Auditors' Quality Control: The Committee is to, at least annually, obtain and review a report by the independent auditors describing (a) the audit firm's internal quality control procedures, and (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

      3) Review and Discuss the Independence of the Auditors: In connection with the retention of the Company's independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (c) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence. In connection with the Committee's evaluation of the auditors' independence, the Committee shall also review and evaluate the lead partner of the independent auditors and take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company's audit engagement team.

      4) Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors.

      5) Review and Discuss the Audit Plan: The Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

      6) Review and Discuss Conduct of the Audit: The Committee is to review and discuss with the independent auditors the matters required to be discussed by generally accepting auditing standards or other rules relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management, (c) any accounting adjustments that were noted or proposed but were "passed" and (d) significant issues discussed with the independent auditors' national office. The Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

      7) Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company (prior to their filing with the SEC), including (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and (b) disclosures regarding internal controls and other matters.

      8) Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

      9) Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department, or the firm handling the internal audit function on an outsource basis, the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

     10) Review and Discuss Internal Audit Reports: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department, or the firm handling the internal audit function on an outsource basis, the annual report of the audit activities, examinations and results thereof of the internal auditing department, or the firm handling the internal audit function on an outsource basis.

     11) Review and Discuss the Systems of Internal Controls: The Committee is to review and discuss with the management, independent auditors, the senior internal auditing executive, or the firm handling the internal audit function on an outsource basis, and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and changes in internal controls), the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include (a) the disclosures regarding internal controls and matters required and
         (b) a review with the independent auditors of their opinion on the effectiveness of management's assessment of internal controls over financial reporting and the independent auditors' analysis of matters requiring modification to management's certifications.

     12) Review and Discuss the Recommendations of Independent Auditors: The Committee is to review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department, or the firm handling the internal audit function on an outsource basis, recommendations made by the independent auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

     13) Review and Discuss the Audit Results: The Committee is to review and discuss with the independent auditors (A) the report of their annual audit, or proposed report of their annual audit, (B) the accompanying management letter, if any, (C) the results of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100, and (D) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall, as appropriate, include a review of (a) major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and (ii) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

     14) Obtain Assurances under Section 10A(b) of the Exchange Act: The Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

     15) Discuss Risk Management Policies: The Committee is to discuss guidelines and policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures. The Committee should periodically review the Company's contingency plans for protection of vital information and business conduct in the event of an operations interruption.

     16) Obtain Reports Regarding Conformity With the Company's Code of Corporate Conduct and Ethics: The Committee is to periodically obtain reports from management, the Company's senior internal auditing executive, or the firm handling the internal audit function on an outsource basis, and the independent auditor that the Company is in conformity with the Company's Code of Corporate Conduct and Ethics. The Committee is to review and discuss reports and disclosures of insider and affiliated party transactions. The Committee should advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Corporate Conduct.

     17) Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (A) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, (B) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, and (C) the confidential receipt, retention and consideration of any report of evidence of a material violation ("Material Violations").

     18) Discuss With Outside Counsel Matters Regarding Financial Statements or Compliance Policies: The Committee should discuss with the Company's outside counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     19) Review and Discuss Other Matters: The Committee is empowered to review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above. The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

     20) Make Board Reports: The Committee should report its activities regularly to the Board in such manner and at such times as the Committee and the Board deem appropriate, but in no event less than once a year. Such report should include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

     21) Perform Functions of a Qualified Legal Compliance Committee. The Committee shall also function as a qualified legal compliance committee (a "QLCC") within the meaning of Rule 205 of the Rules of Practice of the SEC. In its capacity as a QLCC, the Committee shall receive any reports of Material Violations governed by such rule from attorneys representing the Company ("QLCC Reports"). The Committee shall take such actions as may be permitted or required of a QLCC under applicable law, which may include the making of inquiries and investigations in response to any QLCC Reports, making such reports and giving such notices to the Company's officers and Board as may be necessary or appropriate, recommending that the Company take such remedial action as the Committee shall deem necessary or appropriate, and providing such notifications to the SEC as may be permitted or required by law. The performance by the Committee of the functions of a QLCC shall not increase the liability of any member of this Committee under state law.

MEETINGS OF THE COMMITTEE

     The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the Committee members at any meeting of the Committee at which there is a quorum shall be the act of the Committee. The Committee may also take any action permitted hereunder by unanimous written consent.

     The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company's management, the internal auditors, or the firm handling the internal audit function on an outsource basis, and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

RESOURCES AND AUTHORITY OF THE COMMITTEE

     The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate and upon notice to the Board, meet with the Company's investment bankers or financial analysts who follow the Company.

     The Company will provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the Company's independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, (ii) compensation to independent counsel or any other advisors employed by the Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

AUDIT COMMITTEE REPORT

     The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.

ANNUAL REVIEW OF CHARTER

     The Committee will conduct and review with the Board annually an evaluation of this Charter and recommend any changes to the Board. The Committee may conduct the Charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

ANNUAL PERFORMANCE EVALUATION

     The Committee will conduct and review with the Board annually an evaluation of the Committee's performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

AVAILABILITY OF CHARTER

     Consistent with NYSE listing requirements, this Charter will be included on the Company's Web site and will be made available upon request sent to the Company's Secretary. The Company's annual report to shareholders will state that this Charter is available on the Company's Web site and will be available upon request sent to the Company's Secretary.

February 19, 2004

                                                                      APPENDIX B

                           THE LAMSON & SESSIONS CO.
                           1998 INCENTIVE EQUITY PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 30, 2004)

SECTION 1.  PURPOSE.

     The Lamson & Sessions Co. 1998 Incentive Equity Plan (the "Plan") is intended to encourage directors, key executives and managerial employees of The Lamson & Sessions Co. (the "Company") and its subsidiaries to become owners of stock of the Company in order to increase their interest in the Company's long-term success, to provide incentive equity opportunities that are competitive with other similarly situated corporations and to stimulate the efforts of such persons by giving suitable recognition for services that contribute materially to the Company's success.

SECTION 2.  DEFINITIONS.

     For purposes of the Plan, the following terms are defined as set forth below:

     "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, and includes both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE IN CONTROL" has the meaning provided in Section 14 of this Plan.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     "COMMITTEE" means the committee (or subcommittee) described in Section 18(a) of this Plan.

     "COMMON SHARES" means (i) common shares, without par value, of the Company and (ii) any security into which such common shares may be converted by reason of any transaction or event of the type referred to in Section 12 of this Plan.

     "COVERED EMPLOYEE" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Code (or any successor provision).

     "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares becomes effective (which date may not be earlier than the date on which the Committee takes action with respect thereto).

     "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "DEFERRED SHARES" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "DIRECTOR" means a member of the Board of Directors of the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "IMMEDIATE FAMILY" has the meaning stated in Rule 16a-1(e) of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act (or any successor rule to the same effect), as in effect from time to time.

     "MANAGEMENT OBJECTIVES" means any performance objectives established by the Committee pursuant to Section 10 of this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares or dividend credits pursuant to this Plan.

     "MARKET VALUE PER SHARE" means, as of any particular date, the fair market value of the Common Shares as determined by the Committee. Unless otherwise determined by the Committee, "Market Value Per Share" shall mean an amount equal to the mean between the high and low selling prices of the Common Shares on the New York Stock Exchange, or if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Stock is traded, on the Date of Grant.

     "NON-EMPLOYEE DIRECTOR" means a person who is a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act.

     "OPTIONEE" means the optionee named in an agreement evidencing an outstanding Option Right.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

     "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each Non-Employee Director who receives an award of Option Rights or Restricted Shares under this Plan.

     "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "RESTRICTED SHARES" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     "RULE 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act (or any successor rule to the same effect), as in effect from time to time.

     "SPREAD" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options "Subsidiary" means any corporation in which the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

     "VOTING POWER" means, at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     "VOTING STOCK" means, at any time, then-outstanding securities entitled to vote generally in the election of Directors.

SECTION 3.  SHARES AVAILABLE UNDER THE PLAN.

          (a) Subject to adjustment as provided in Section 12 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan may not exceed in the aggregate 2,570,000 (650,000 of which were approved by the shareholders in 1998; 650,000 of which were approved by the shareholders in 2000; 650,000 of which were approved by the shareholders in 2001; and 620,000 of which are being added as of April 30, 2004) Common Shares. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there will be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Company.

          (b) Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 650,000 Common Shares, (ii) the number of Restricted Shares that are not conditioned on the attainment of Management Objectives plus the number of Deferred Shares may not (after taking any forfeitures into account) exceed in the aggregate 845,000 Common Shares and (iii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 350,000 Common Shares during any period of three years.

          (c) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $500,000.

SECTION 4.  OPTION RIGHTS.

     The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant will specify an Option Price per Common Share, which will be equal to or greater than the Market Value per Share on the Date of Grant.

          (c) Each grant will specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares that are already owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing. For purposes of this Section 4, constructive delivery of shares will be deemed equivalent to actual delivery.

          (d) On or after the Date of Grant, the Committee may determine that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee except that such risks of forfeiture and restrictions on transfer will apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Common Shares to which the exercise relates.

          (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant under the Plan or any similar predecessor plan remain unexercised.

          (g) Each grant will specify the period or periods of continuous employment of the Optionee by the Company or any Subsidiary that are necessary before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of such Option Rights in the event of a "Change in Control."

          (h) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (i) Option Rights granted under this Plan may be (i) options, including without limitation Incentive Stock Options, that are intended to qualify under particular provisions of the Code (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(c) of the Code.

          (j) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents on such Option Rights in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that such equivalents will be credited against the Option Price.

          (k) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under
     Section 5 of this Plan.

          (l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          (m) Each grant of Option Rights will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Optionee and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 5.  APPRECIATION RIGHTS.

          (a) The Committee may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted under this Plan, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right is a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights except that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right is a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

             (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination of the foregoing and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

             (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee on the Date of Grant.

             (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

             (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a "Change in Control."

             (v) Any grant may provide for the payment to the Participant of dividend equivalents on the grant in cash or Common Shares on a current, deferred or contingent basis.

             (vi) Any grant may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

             (vii) Each grant of Appreciation Rights will be evidenced by an agreement executed on behalf of the Company by an officer of the Company and delivered to and accepted by the Participant, which agreement will describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

          (c) Any grant of Tandem Appreciation Rights will provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

          (d) Regarding Free-Standing Appreciation Rights only:

             (i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which will be equal to or greater than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

             (iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

SECTION 6.  RESTRICTED SHARES.

     The Committee may also authorize the grant or sale of Restricted Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer referred to below.

          (b) Each such grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, except (if the Committee so determines) in the event of a "Change in Control," for a period of not less than three years to be determined by the Committee on the Date of Grant.

          (d) Each such grant or sale will provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any such grant or sale may be further conditioned upon the attainment of Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify, in respect of such Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g) Each such grant or sale will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power endorsed in blank by the Participant with respect to such shares, will be held in custody by the Company until all restrictions on such Restricted Shares lapse.

SECTION 7.  DEFERRED SHARES.

     The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each such grant or sale will constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b) Each such grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each such grant or sale will be subject to a Deferral Period fixed by the Committee on the Date of Grant, and any such grant or sale may provide for the earlier termination of such period in the event of a "Change in Control."

          (d) During the Deferral Period, the Participant will not have any right to transfer any rights under the subject award, will not have any rights of ownership in the Deferred Shares and will not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each such grant or sale will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Participant and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 8.  PERFORMANCE SHARES AND PERFORMANCE UNITS.

     The Committee may also authorize grants of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each such grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors, except that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit will be determined by the Committee on the Date of Grant, and may be subject to earlier termination in the event of a "Change in Control" except that no such acceleration will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (c) Each grant of Performance Shares or Performance Units will specify Management Objectives that, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and will set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum level, but falls short of full achievement of the specified Management Objectives.

          (d) Each such grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination of cash and Common Shares and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect to such grant may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect to the grant may not exceed maximums specified by the Committee on the Date of Grant.

          (f) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents on such Performance Shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (g) Each grant of Performance Shares or Performance Units will be evidenced by an agreement executed on behalf of the Company by any officer of the Company and delivered to and accepted by the Participant and stating that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 9.  AWARDS TO NON-EMPLOYEE DIRECTORS.

     The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors.

          (a) Each grant of Option Rights awarded pursuant to this Section 9 will be upon terms and conditions consistent with Section 4 of this Plan and will be evidenced by an agreement in such form as will be approved by the Committee. Each grant will specify an Option Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan will expire not more than ten years from the Date of Grant and will be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Committee, such Option Rights will be subject to the following additional terms and conditions:

             (i) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan. In addition to such other grants as may be made by the Committee from time to time, each year on the Monday following the Company's annual meeting of shareholders, each individual elected, re-elected or continuing as a Non-Employee Director will automatically be granted an Option Right to purchase 4,000 Common Shares.

             (ii) Each such Option Right will become fully exercisable one year after the Date of Grant, unless otherwise specified by the Committee on the Date of Grant. Such Option Rights will become exercisable in full immediately in the event of a Change in Control.

             (iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of retirement, disability or death, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date of such termination and will expire 90 days after such termination, or on their stated expiration date, whichever occurs first.

             (iv) In the event of termination of service on the Board by the holder of any such Option Rights by reason of retirement after a Non-Employee Director has completed a specified period of service and attained a specified age, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within 36 months after the date of such retirement, or on their stated expiration date, whichever occurs first.

             (v) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

             (vi) If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment will not be affected thereby.

             (vii) Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment will be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

          (b) Each grant or sale of Restricted Shares pursuant to this Section 9 will be upon terms and conditions consistent with Section 6 of this Plan.

SECTION 10.  MANAGEMENT OBJECTIVES.

          (a) Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Covered Employee will be based on specified levels of or growth in one or more of the following criteria:

             (i) cash flow/net assets ratio;

             (ii) debt/capital ratio;

             (iii) return on total capital;

             (iv) return on equity;

             (v) earnings per share growth;

             (vi) revenue growth;

             (vii) total return to shareholders; and

             (viii) financial performance of the Company expressed in terms of EBITDA (earnings before interest, taxes, depreciation and amortization).

          (b) If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

SECTION 11.  TRANSFERABILITY.

          (a) Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other award granted under this Plan may be transferred by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights may be exercised during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by the Participant's guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

          (b) Any grant or award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares, or upon payment under a grant of Performance Shares or Performance Units, or
     (ii) no longer subject
     to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions upon transfer.

          (c) Notwithstanding the provisions of Section 11(a), if so determined by the Committee in its discretion on or after the Date of Grant, Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units will be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family), except that (i) no such transfer will be effective unless reasonable prior notice of such transfer is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that have been made applicable to such transfer by the Company or the Committee and
     (ii) any such transferee will be subject to the same terms and conditions under this Plan as the Participant.

SECTION 12.  ADJUSTMENTS.

     The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted under this Plan, (b) Option Price or Base Price provided in any outstanding Option Right or Appreciation Right, and (c) kind of shares covered by such awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 12 except that any such adjustment to the number specified in Section 3(b)(i) may be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify. This
Section 12 may not be construed to permit the re-pricing of any Option Right in the absence of any of the circumstances described above in contravention of
Section 19(b) of this Plan.

SECTION 13.  FRACTIONAL SHARES.

     The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

SECTION 14.  CHANGE IN CONTROL.

     For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any of the following events shall occur:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either: (i) the then-outstanding shares of common stock of the Company (the "Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Stock"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and
     (iii) of subsection (c) of this Section 14; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Company Common Stock and Voting Stock of the Company, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 15.  WITHHOLDING TAXES.

     To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

SECTION 16. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE.

     Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company, leave of absence to enter public service with the consent of the Company or other leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 11(b) of this Plan, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

SECTION 17.  FOREIGN EMPLOYEES.

     In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, restatements or alternative versions may include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

SECTION 18.  ADMINISTRATION OF THE PLAN.

          (a) This Plan will be administered by a committee of the Board (or a subcommittee thereof) composed of not less than three members of the Board, each of whom shall (i) meet all applicable independence requirements of the New York Stock Exchange, or if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Stock is traded, (ii) be a "non-employee director" within the meaning of Rule 16b-3 and (iii) be an "outside director" within the meaning of Section 162(m) of the Code. A majority of the Committee will constitute a quorum, and the acts of the members of the Committee who are present at any meeting of the Committee at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, will be the acts of the Committee.

          (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action taken or determination made in good faith.

SECTION 19.  AMENDMENTS AND OTHER MATTERS.

          (a) This Plan may be amended from time to time by the Committee except that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of this Plan or any amendment of this Plan for shareholder approval will not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

          (b) The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right may be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 19(b) is intended to prohibit the re-pricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 12 of this Plan.

          (c) The Committee may require Participants, or may permit Participants to elect, to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee may also provide that deferred issuances and settlements include the payment or crediting of interest on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Shares.

          (d) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and will not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan will be null and void with respect to such Option Right except that such provision will remain in effect with respect to other Option Rights, and there will be no further effect on any provision of this Plan.

          (f) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

SECTION 20.  TERMINATION.

     No grant may be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date will continue in effect after that date subject to the terms of those grants and of this Plan.

SECTION 21.  GOVERNING LAW.

     This Plan shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

                                                                                   ----------------------------------------------
                                                                                                 VOTE BY TELEPHONE
                                                                                   ----------------------------------------------
                                                                                   Have your proxy card available when you call
                                                                                   the TOLL-FREE NUMBER 1-800-542-1160 using
                                                                                   a touch-tone telephone.  You will be
                                                                                   prompted to enter your Control Number.
                                                                                   Please follow the simple prompts that will be
                                                                                   presented to you to record your vote.

                                                                                   ----------------------------------------------
                                                                                                 VOTE BY INTERNET
                                                                                   ----------------------------------------------
                                                                                   Have your proxy card available when you
                                                                                   access the Web site HTTP://WWW.VOTEFAST.COM.
                                                                                   You will be prompted to enter your Control
                                                                                   Number.  Please follow the simple prompts
                                                                                   that will be presented to you to record your
                                                                                   vote.

                                                                                   ----------------------------------------------
                                                                                                    VOTE BY MAIL
                                                                                   ----------------------------------------------
                                                                                   Please mark, sign and date your proxy card
                                                                                   and return it in the POSTAGE-PAID ENVELOPE
                                                                                   provided or return it to: Stock Transfer Dept.
                                                                                   (LS) National City Bank, P.O. Box 92301,
                                                                                   Cleveland, OH 44193-0900.

-------------------------------------       -------------------------------------       -------------------------------------
          VOTE BY TELEPHONE                           VOTE BY INTERNET                               VOTE BY MAIL
       Call TOLL-FREE using a                      Access the WEB SITE and                        Return your proxy
          Touch-Tone phone:                            Cast your vote:                           in the POSTAGE-PAID
           1-800-542-1160                          HTTP://WWW.VOTEFAST.COM                        envelope provided
-------------------------------------       -------------------------------------       -------------------------------------

                                                 VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                             YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME
                                      ON APRIL 29, 2004 TO BE COUNTED IN THE FINAL TABULATION.
                            IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                              ====================================================
                                   YOUR CONTROL NUMBER IS:
                              ====================================================

                                                PROXY MUST BE SIGNED AND DATED BELOW.
                                   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

------------------------------------------------------------------------------------------------------------------------------------
                                                     [LAMSONS & SESSIONS LOGO]
                                                      25701 Science Park Drive
                                                        Cleveland, Ohio 44122

The  undersigned  hereby  appoints James J. Abel and Lori L. Spencer,  and each of them, as proxies,  each with the power to appoint a  substitute.  The  undersigned  hereby  authorizes  the  proxies to  represent  and to vote,  as designated  on the  reverse  side,  all the  Common  Shares  of The  Lamson &  Sessions  Co.  held of record by the undersigned  on March  4,  2004,  at the  Annual  Meeting  of  Shareholders  to be held on  April  30,  2004 or any adjournment(s) thereof.  THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                                                                           --------------------------------------------------------
                                                                           Signature(s)

                                                                           --------------------------------------------------------
                                                                           Signature(s)

                                                                           Date:                                             , 2004
                                                                                ---------------------------------------------
                                                                           Please sign exactly as name appears. When signing as
                                                                           attorney, executor, administrator, trustee, guardian,
                                                                           etc., give full title as such. If a corporation,
                                                                           please sign in corporate name by authorized officer
                                                                           and give title. If a partnership, please sign in
                                                                           partnership name by authorized person.


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                                   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
------------------------------------------------------------------------------------------------------------------------------------
LAMSON & SESSIONS                                                                                                            PROXY
------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE ELECTION OF DIRECTORS, WITH DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS
MAY BE BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1.  ELECTION OF CLASS I DIRECTORS
    Nominees:
         (01) James T. Bartlett               (02) Francis H. Beam, Jr.          (03) Martin J. Cleary         (04) D. Van Skilling

    [ ]  FOR all nominees listed above                                    [ ]  WITHHOLD AUTHORITY
         (except as listed to the contrary below)                              for all nominees listed above

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:
    ------------------------------------------------------------------------------------------------------------------------------
2.  APPROVE THE LAMSON & SESSIONS CO. 1998 INCENTIVE EQUITY PLAN (AS AMENDED AND RESTATED AS OF APRIL 30, 2004).

    [ ]  FOR                        [ ]  AGAINST                          [ ]  ABSTAIN

    [ ]  PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS.


                                           (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)